                                   FORM 8-K

                      SECURITIES AND EXCHANGE COMMISSION
                           Washington, D.C.  20549

                                CURRENT REPORT

                       Pursuant to Section 13 or 15(d)
                        of the Securities Act of 1934



      Date of Report (Date of earliest event reported)  OCTOBER 14, 1997
                                                        ----------------


                            KALAN GOLD CORPORATION
                  FORMERLY KNOWN AS KNIGHT NATURAL GAS, INC.
                  ------------------------------------------
            (Exact name of Registrant as specified in its charter)



            COLORADO                      0-25658             84-1357927
            --------                      -------             ----------
  (State or other jurisdiction          (Commission        (I.R.S. Employer
of incorporation or organization)       File Number)      Identification No.)



                             Tower I, Suite 340,
                            12835 E. Arapahoe Road
                          Englewood, Colorado 80112
                          -------------------------
            (Address of principal executive offices and Zip Code)



                                (303) 706-1606
                                --------------
             (Registrant's telephone number including area code)

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                                   FORM 8-K
                                CURRENT REPORT
                        Pursuant to Section 13 or 15(d)
                         of the Securities Act of 1934

Item 1.  CHANGES IN CONTROL OF REGISTRANT.
         Not Applicable

Item 2.  ACQUISITION OR DISPOSITION OF ASSETS.
         Not Applicable

Item 3.  BANKRUPTCY OR RECEIVERSHIP.
         Not Applicable

Item 4.  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.
         Not Applicable

Item 5.  OTHER EVENTS
         Not Applicable

Item 6.  RESIGNATION OF REGISTRANT'S DIRECTORS.
         Mr. James H. Baum has resigned from all offices with the Registrant, including as President and Chief Executive Officer. A copy of his resignation letter is attached hereto.

         The Registrant has appointed Mr. Sanford Altberger to fill the existing vacancy. Mr. Altberger has become the President and Chief Executive Officer of the Registrant.

Item 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS. Not Applicable

Item 8.  CHANGE IN FISCAL YEAR.
         Not Applicable

Item 9.  SALES OF EQUITY SECURITIES PURSUANT TO REGULATION S.
         Not Applicable

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                                  SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.




                                  KALAN GOLD CORPORATION



Dated: October 14, 1997           By: /s/ Sanford Altberger
                                      -----------------------------------------
                                          Sanford Altberger
                                          President and Chief Executive Officer

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KALAN GOLD CORPORATION
12835 East Arapahoe Road
Tower 1, Suite 340
Englewood, CO 80112
303 706-1606 Phone
303 706-1607 Fax


October 13, 1997


Board of Directors
Kalan Gold Corporation
12835 East Arapahoe Road
Englewood, Colorado 80112

Gentlemen:

Please accept my resignation as a Director and as President of the Company. This resignation is necessitated by certain health problems encountered over the last five months.

Very truly yours,

///signed///
James H. Baum